Exhibit 99.3

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS A (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (IV) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT.

TRESTLE HOLDINGS, INC.

WARRANT TO PURCHASE
________-_ SHARES OF COMMON STOCK

Warrant No. __________Dated January 20, 2005 (the “Effective Date”)

TRESTLE HOLDINGS, INC., a Delaware corporation (the “Company”), hereby certifies that, for value received, ___________________________, or its registered assigns (“Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to an aggregate of _______________________ (------__________) whole shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $1.75 per share (the “Exercise Price”), at any time and from time to time during the Exercise Period, and subject to the following terms and conditions:

1.  Registration of Warrant. The Company shall register this Warrant, in the books of the Company to be maintained for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.  Piggyback Registration Rights.

(a)  Right to Piggyback . Whenever the Company proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4 or any successor form or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Warrant Shares (a “Piggyback Registration”), the Company will give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Warrant Shares (in accordance with the priorities set forth in Sections 2(a) and 2(b) below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company’s notice.

(b)  Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and third, the Warrant Shares requested to be included in such registration.

(c)  Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than a demand registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and second, the Warrant Shares requested to be included therein by the Holder.

(d)  Other Registrations. If the Company has previously filed a registration statement with respect to Warrant Shares pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

(e)  Selection of Underwriters. In connection with any Piggyback Registration in which Holder has elected to include Warrant Shares, the Company shall have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company participates.

3.  Registration of Transfers and Exchanges.

(a)  No Holder may transfer any Warrant without the prior written consent of the Company, which consent may be granted or denied in the sole discretion of the Company. Should such consent be granted, the Warrants so transferred shall continue to be bound by this restriction in the hands of a subsequent Holder, and the Company shall not be required to recognize any attempted transfer of the Warrants in violation of this Agreement.

(b)  Subject to the terms hereof, the Warrants shall be transferable only on the Warrant Register maintained at its principal office upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder of such Warrant shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

4.  Duration and Exercise of Warrants.

(a)  The term of this Warrant (the “Exercise Period”) shall be the period commencing December 31st, 2004 and ending on December 31st, 2007 (the “Expiration Date”).

(b)  This Warrant shall be exercisable by the registered Holder on any business day during the Exercise Period before 5:00 P.M., Los Angeles time. At 5:00 P.M., Los Angeles time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(c)  Subject to Sections 3(b), 5 and 8, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and executed, to the Company at its office at 199 Technology Drive, Suite 105, Irvine, California 92618, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks (subject to the Conversion Right in accordance with Section 4(d)), all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise.

(d)  In addition to and without limiting the rights of the Holder under the terms of this Warrant, Holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into Warrant Shares as provided in this Section 4(d) at any time or from time to time during the Exercise Period by delivering notice in accordance with Section 4(c). Upon exercise of the Conversion Right with respect to all or a specified portion of shares subject to this Warrant (the “Pre-Converted Warrant Shares”), the Company shall deliver to Holder that number of Warrant Shares equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Exercise Date (as defined in Section 4(e)), which value shall be equal to (A) the aggregate Fair Market Value (as defined below) of the Pre-Converted Warrant Shares issuable upon exercise of this Warrant on the Exercise Date less (B) the aggregate Exercise Price of such Pre-Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) Warrant Share on the Exercise Date.

Expressed as a formula, such conversion shall be computed as follows:

X = (A-B)
Y

where	X =	the number of Warrant Shares to be issued to the Holder pursuant to this Section 3.

Y =	the Fair Market Value (as defined below) of one (1) Warrant Share.

A =	the aggregate fair market value of the Pre-Converted Warrant Shares at the time the Conversion Right is elected pursuant to this Section 4(d) (i.e., Fair Market Value (as defined below) per Warrant Share x Pre-Converted Warrant Shares).

B =	aggregate the Exercise Price of the Pre-Converted Warrant Shares (i.e., Exercise Price x Pre-Converted Warrant Shares).

For purposes of the provisions of this Warrant requiring a determination in accordance with this Section 4(d), “Fair Market Value” as of a particular date (the “Determination Date”) shall mean (i) for any security if such security is traded on a national securities exchange (an “Exchange”), the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices of the security on each of the last ten (10) trading days prior to the Determination Date reported on such Exchange, (ii) for any security that is not traded on an Exchange but which is quoted on the Nasdaq Stock Market (“NASDAQ”) or other electronic quotation system, the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices reported on NASDAQ on each of the last ten (10) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation, for a total of five trading days) prior to the Determination Date, or (iii) for any security or any other asset, if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company’s Secretary or Assistant Secretary.

(e)  Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. For purposes of this Section 4, a “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any new Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such new Warrant) appropriately completed and duly executed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

(f)  This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of whole Warrant Shares so long as at least one hundred (100) Warrant Shares are purchased in any one exercise or, if less, all of the Warrant Shares which may be purchased under this Warrant. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a new Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

(g)  This Warrant shall only be exercisable if, and shall be only exercisable to the extent, it is legal to do so because, among other things, the Warrant Shares are registered pursuant to a registration statement which has been declared effective by the Securities and Exchange Commission, and which is still effective on the applicable date of exercise, or the issuance of such Warrant Shares is exempt from the registration requirements of the Securities Act of 1933, as amended.

5.  Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.  Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7.  Adjustments

(a)  For Changes in Common Stock. If the Company, at any time and from time to time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 7, the number of Warrant Shares shall be proportionately increased (in the case of a subdivision described in clauses (i) and (ii) above), or proportionately decreased (in the case of a combination described in clause (ii) above) to become effective immediately after the day upon which such subdivision or combination becomes effective. The Company shall give written notice of each adjustment or readjustment of the number of Warrant Shares or other securities issuable upon exercise of this Warrant; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

(b)  Merger, Sale or Reclassification. In case of any (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), Holder shall thereafter have the right to receive upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of Warrant Shares then purchasable under this Warrant. The provisions of this Section 7(b) shall similarly apply to successive reclassifications, changes and conversions. The Company shall give written notice of each event described in this Section 7(b); provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The notice shall describe the event and describe in reasonable detail the effect on the rights of Holder pursuant to this Warrant.

8.  Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall, on an aggregate basis, be rounded down to the nearest whole number of shares.

9.  Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9 prior to 5:00 P.M. (Los Angeles time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9 later than 5:00 P.M. (Los Angeles time) on any date and earlier than 11:59 P.M. (Los Angeles time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Trestle Holdings, Inc., 199 Technology Drive, Suite 105, Irvine, California 92618, Attention: Chief Financial Officer, or to facsimile no. (949) 673-1058, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 9.

10.  Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any new warrant agent shall be a party to this Warrant without any further act. Any new warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

11.  [RESERVED]

12.  Stockholder Rights. Until the valid exercise of this Warrant, the Holder shall not be entitled to any of the rights of a stockholder of the Company.

13.  Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

14.  Limitations on Exercise.

(a)  Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. By written notice to the Company, the Holder may waive the provisions of this Section 11(a), but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver effect any other Holder.

(b)  Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. This restriction may not be waived.

15.  Miscellaneous.

(a)  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

(b)  Subject to Section 13(a), nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

(c)  This Warrant and the Warrant Shares (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares, if any), shall be imprinted with one or all of the following legends:

(i)	“THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS A (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (IV) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT.”

(ii)	any legend required by applicable state securities laws;

(iii)	any legend required by the Company’s certificate of incorporation or certificate of determination; and/or

(iv)	any legend required by any applicable shareholders’ agreement.

(d)  This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(e)  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(f)  In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first written above.

TRESTLE HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

Acknowledged and agreed to:

________________________

By:
Name:
Title:

Warrant Purchase Agreement Fall 2004

FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Trestle Holdings, Inc.:

[CHECK PARAGRAPH THAT APPLIES]

_________ In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Trestle Holdings, Inc. and encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

- OR -

__________ In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to convert such Warrant into ___________ shares of Common Stock by cashless exercise pursuant to Section 3(e) of the Warrant. Also enclosed is documentation supporting the calculation of such number of shares of Common Stock to which this Form of Election to Purchase relates.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of___________________________.

PLEASE INSERT SOCIAL SECURITY
OR TAX IDENTIFICATION NUMBER

_________________________________

___________________________________________________________________________
(Please print name and address)
_____________________________________________________________________________

_____________________________________________________________________________

Warrant Purchase Agreement Fall 2004

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_____________________________________________________________________________
(Please print name and address)
_____________________________________________________________________________

_____________________________________________________________________________

Dated:_____________________, _____    Name of Holder:

(Print)_____________________________

(By:)______________________________
(Name:)____________________________
(Title:)_____________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Warrant Purchase Agreement Fall 2004

[To be completed and executed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock, par value $0.001 per share, of Trestle Holdings, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Trestle Holdings, Inc. with full power of substitution in the premises.

Dated:

_______________, ____

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

_______________________________
Address of Transferee
In the presence of:

_________________________________

Warrant Purchase Agreement Fall 2004